UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 _________________________________________

FORM 8-K

_________________________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  December 14, 2016

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VERITEX HOLDINGS, INC.
(Exact name of Registrant as specified in its charter)

Texas	001-36682	27-0973566
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8214 Westchester Drive, Suite 400
Dallas, Texas 75225
 (Address of principal executive offices)

(972) 349-6200
(Registrant’s telephone number, including area code)

_________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On December 14, 2016, Veritex Holdings, Inc. (“Veritex”), a Texas corporation and the parent holding company of Veritex Community Bank (“Veritex Bank”), Spartan Merger Sub, Inc. (“Merger Sub”), a Texas corporation and wholly-owned subsidiary of Veritex, and Sovereign Bancshares, Inc. (“Sovereign Bancshares”), a Texas corporation and the parent holding company of Sovereign Bank, entered into an Agreement and Plan of Reorganization (the “Agreement”). The Agreement provides that (i) Merger Sub will merge with and into Sovereign Bancshares (the “Merger”), with Sovereign Bancshares continuing as the surviving corporation in the Merger and a wholly-owned subsidiary of Veritex and (ii) immediately thereafter, Sovereign Bancshares will merge with and into Veritex, with Veritex being the surviving corporation.

Subject to the terms of the Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $1.00 per share, of Sovereign Bancshares (“SBI Common Stock”), will be converted into the right to receive (i) a number of shares of common stock, par value $0.01 per share, of Veritex (“Veritex Common Stock”) equal to the quotient of (A) 5,117,647, divided by (B) the number of issued and outstanding shares of SBI Common Stock immediately prior to the Effective Time, and (ii) an amount of cash equal to the quotient of (A) $58.0 million (the “Aggregate Cash Consideration”), divided by (B) the number of issued and outstanding shares of SBI Common Stock immediately prior to the Effective Time. The Aggregate Cash Consideration is subject to a downward adjustment to the extent that Sovereign Bancshares’s stockholders’ equity less preferred stock, and goodwill, core deposit intangibles and other intangible assets, net of accumulated amortization, on a consolidated basis, less certain merger costs and other specified items, calculated prior to the closing of the Merger, is less than $89.0 million, as provided in the Agreement. The Aggregate Cash Consideration is also subject to a downward adjustment to the extent that Sovereign Bancshares’s expenses related to the Agreement and the transactions contemplated thereby exceed $16,250,000, as provided in the Agreement. In connection with the Sovereign Merger, each share of Sovereign Senior Non-Cumulative Perpetual Preferred Stock, Series C, no par value, issued and outstanding immediately prior to the Effective Time shall be converted into one share of preferred stock of Veritex with an equal liquidation preference.

The Agreement contains customary representations and warranties and covenants by Veritex and Sovereign Bancshares. The transaction is subject to customary closing conditions, including the receipt of regulatory approvals and approval of the Merger by the shareholders of Sovereign Bancshares and the approval of the issuance of the shares of Veritex Common Stock in connection with the Merger by Veritex’s shareholders. Among other things, Veritex has agreed to add two Sovereign Bancshares representatives to the Veritex Board of Directors, one of whom will be named a Vice Chairman.

The Agreement provides certain termination rights for both Veritex and Sovereign Bancshares and further provides that a termination fee of $4,500,000 will be payable by either Veritex or Sovereign Bancshares, as applicable, upon termination of the Agreement under certain circumstances.

Veritex anticipates that the transaction will be consummated during the second quarter of 2017, although delays could occur, subject to the effectiveness of Veritex’s registration statement on Form S-4 registering the offer and sale of Veritex Common Stock in the Merger, which registration statement will be filed with the Securities and Exchange Commission (the “SEC”), the receipt of bank regulatory approvals, approval of Sovereign Bancshares’s and Veritex’s respective shareholders, and the satisfaction of other customary closing conditions. The Merger has been approved by the Boards of Directors of Sovereign Bancshares and Veritex.

The representations, warranties and covenants of each party set forth in the Agreement have been made only for purposes of, and were and are solely for the benefit of the parties to, the Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, the representations and warranties may not describe the actual state of affairs at the date they were made or at any other time, and investors should not rely on them as statements of fact. In addition, such representations and warranties (1) will not survive consummation of the Merger, unless otherwise specified therein, and (2) were made only as of the date of the Agreement or such other date as is specified in the Agreement. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Agreement, which subsequent information may or may not be fully reflected in the parties’ public disclosures. Accordingly, the Agreement is included with this filing only to provide investors with information regarding the terms of the Agreement, and not to provide investors with any other factual information regarding Veritex or Sovereign Bancshares, their respective affiliates or their respective businesses. The Agreement should not be read alone, but should instead be read in conjunction with the other information regarding Veritex, Sovereign Bancshares, their respective affiliates or their respective businesses, the Agreement and the Merger that will be contained in, or incorporated by reference into, the Registration Statement on Form S-4 that will include a joint proxy statement of Veritex and Sovereign Bancshares and a prospectus of Veritex, as well as in the forms 10-K, forms 10-Q, forms 8-K and other filings that each of Veritex and Sovereign Bancshares make, as applicable, with the SEC.

The foregoing summary of the Agreement is not complete and is qualified in its entirety by reference to the complete text of such document, which is filed as Exhibit 2.1 to this Current Report on Form 8-K.

Voting Agreement

In connection with entering into the Agreement, Veritex entered into a Voting Agreement with Sovereign Bancshares and certain shareholders of Sovereign Bancshares (the “Voting Agreement”). The shareholders that are party to the Voting Agreement beneficially own in the aggregate approximately 6.64% of the outstanding shares of SBI Common Stock. The Voting Agreement requires, among other things, that the shareholders party thereto vote all of their shares of SBI Common Stock in favor of the Merger and the other transactions contemplated b

y the Agreement and against alternative transactions and generally prohibits them from transferring their shares of SBI Common Stock prior to the termination of the Voting Agreement. The Voting Agreement will terminate upon the earlier of the termination of the Agreement in accordance with its terms or the completion of the transactions contemplated by the Agreement.

The foregoing description of the Voting Agreement does not purport to be complete and is qualified in its entirety by reference to the Voting Agreement, which is attached to this Current Report as Exhibit 10.1 and incorporated by reference herein.

Director Support Agreement

In connection with entering into the Agreement, all of the non-employee directors of Sovereign Bancshares have entered into a Director Support Agreement with Veritex (the “Director Support Agreement”) pursuant to which they agree to refrain from harming the goodwill of Veritex, Sovereign Bancshares or any of their respective subsidiaries and their respective customer, client and vendor relationships as well as certain additional restrictive covenants. Thomas J. Mastor, who is the Chief Executive Officer of Sovereign Bancshares, will enter into a separate agreement with Sovereign Bancshares and Sovereign Bank to terminate at closing of the Merger his existing employment agreement which includes non-competition and non-solicitation provisions and certain additional restrictive covenants that survive such termination.

The foregoing description of the Director Support Agreement does not purport to be complete and is qualified in its entirety by reference to the Director Support Agreement, which is attached to this Current Report as Exhibit 10.2 and incorporated by reference herein.

WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4, THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED WITH THE SEC IN CONNECTION WITH THE PROPOSED TRANSACTION BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT VERITEX, SOVEREIGN BANCSHARES AND THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain free copies of the registration statement on Form S-4 and the related joint proxy statement/prospectus, when filed, as well as other documents filed with the SEC by Veritex through the web site maintained by the SEC at www.sec.gov. Documents filed with the SEC by Veritex will also be available free of charge by directing a request by phone, email or mail to Veritex Holdings, Inc., 8214 Westchester Drive, Suite 400, Dallas, Texas 75225 Attn: Investor Relations. Veritex’s telephone number is (972) 349-6200.

Item 7.01  Regulation FD Disclosure.

On December 14, 2016, Veritex issued a press release announcing the execution of the Agreement and related information, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated by reference herein.

On December 14, 2016, Veritex issued a press release announcing that it commenced an underwritten public offering of shares of its common stock, a copy of which is attached to this Current Report as Exhibit 99.2 and is incorporated by reference herein.

As provided in General Instruction B.2 to Form 8-K, the information furnished as Exhibit 99.1 and Exhibit 99.2 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of business acquired.

(i)
The audited consolidated balance sheets of Sovereign Bancshares as of December 31, 2015 and 2014, and the related consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for each of the two years in the period ended December 31, 2015, and the related notes and report of independent auditors thereto, required by this item are included as Exhibit 99.3 and incorporated by reference herein.

(ii)
The unaudited consolidated balance sheets of Sovereign Bancshares as of September 30, 2016 and 2015, and related consolidated statements of income, comprehensive income, changes in shareholders’ equity and cash flows for the nine months ended September 30, 2016 and 2015, and related notes required by this item, are included as Exhibit 99.4 and incorporated herein by reference.

(iii)
Sovereign Bancshares’s Management’s Discussion and Analysis of Financial Condition and Results of Operations comparing December 31, 2015 to December 31, 2014 and September 30, 2016 to September 30, 2015 required by this item, are included as Exhibit 99.5 and incorporated herein by reference.

(b) Pro forma financial information.

(i)
The unaudited pro forma combined condensed consolidated balance sheet as of September 30, 2016, and the unaudited pro forma combined condensed consolidated statements of income for the nine months ended September 30, 2016, and the year ended December 31, 2015, required by this item are incorporated herein by reference to Exhibit 99.6.

(c) Shell Company Transactions.

(i)	Not applicable.

(d) Exhibits.

The following are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Reorganization by and between Veritex Holdings, Inc., Spartan Merger Sub, Inc., and Sovereign Bancshares, Inc., dated December 14, 2016.
10.1
Form of Voting Agreement, dated December 14, 2016, by and among Veritex Holdings, Inc. and certain shareholders of Sovereign Bancshares (included as Exhibit A to Exhibit 2.1 to this Current Report on Form 8-K).

10.2
Form of Director Support Agreement, dated December 14, 2016, by and between Veritex Holdings, Inc. and non-employee directors of Sovereign Bancshares, Inc. (included as Exhibit B to Exhibit 2.1 to this Current Report on Form 8-K).

23.1	Consent of RSM US LLP.
23.2	Consent of Grant Thornton LLP
99.1	Press Release issued by Veritex Holdings, Inc. announcing the execution of the Agreement and related information, dated December 14, 2016.
99.2	Press Release issued by Veritex Holdings, Inc. announcing commencement of an underwritten public offering, dated December 14, 2016.
99.3	Audited Consolidated Financial Statements of Sovereign Bancshares, Inc. as of and for the years ended December 31, 2015 and 2014.
99.4	Unaudited Consolidated Financial Statements of Sovereign Bancshares, Inc. as of and for the nine months ended September 30, 2016 and September 30, 2015.
99.5	Sovereign Bancshares, Inc.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.6	Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Veritex Holdings, Inc.

By: /s/ C. Malcolm Holland, III
C. Malcolm Holland, III
Chairman and Chief Executive Officer

Date: December 14, 2016

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit

2.1	Agreement and Plan of Reorganization by and between Veritex Holdings, Inc., Spartan Merger Sub, Inc., and Sovereign Bancshares, Inc., dated December 14, 2016.
10.1
Form of Voting Agreement, dated December 14, 2016, by and among Veritex Holdings, Inc. and certain shareholders of Sovereign Bancshares (included as Exhibit A to Exhibit 2.1 to this Current Report on Form 8-K).

10.2
Form of Director Support Agreement, dated December 14, 2016, by and between Veritex Holdings, Inc. and non-employee directors of Sovereign Bancshares, Inc. (included as Exhibit B to Exhibit 2.1 to this Current Report on Form 8-K).

23.1	Consent of RSM US LLP.
23.2	Consent of Grant Thornton LLP.
99.1	Press Release issued by Veritex Holdings, Inc. announcing the execution of the Agreement and related information, dated December 14, 2016.
99.2	Press Release issued by Veritex Holdings, Inc. announcing commencement of an underwritten public offering, dated December 14, 2016.
99.3	Audited Consolidated Financial Statements of Sovereign Bancshares, Inc. as of and for the years ended December 31, 2015 and 2014.
99.4	Unaudited Consolidated Financial Statements of Sovereign Bancshares, Inc. as of and for the nine months ended September 30, 2016 and September 30, 2015.
99.5	Sovereign Bancshares, Inc.’s Management’s Discussion and Analysis of Financial Condition and Results of Operations.
99.6	Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.